SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C. 20549


                                        FORM 8-K

                                   CURRENT REPORT

                              Pursuant to Section 13 or 15(d) of
                              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2003

                    PACIFIC LAND AND COFFEE CORPORATION
               (Exact name of registrant as specified in its charter)

                                        Delaware
                  (State or other jurisdiction of incorporation)


         0-30595                                             33-0619256
(Commission File Number)                     (IRS Employer Identification No.)


1650 Ala Moana, Suite 507, Honolulu, Hawaii                             96815
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:RR(808)E371-4266
         CIK Number 0001092791
                                       Pursuant to Section 13 or 15(d) of


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Item 4.       Change in Accountants.

          On October 15, 2003 the Registrant engaged Mantyla McReynolds, LLC as its new independent accountants. Prior to the engagement of Mantyla
McReynolds, LLC the Registrant did not consult with Mantyla McReynolds, LLC on the application of accounting principles to any specific transaction nor the type of audit opinion that might be rendered on the Registrant's financial statements.



                                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 17, 2003                   PACIFIC LAND AND COFFEE CORPORATION



                                                   By:    /s/ Dale Nielsen
                                                          Dale Nielsen
                                                          President





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